Intangible Asset	12 Months Ended
Dec. 31, 2025
Intangible Asset [Abstract]
INTANGIBLE ASSET
NOTE 11:-	INTANGIBLE ASSET

On September 30, 2022, the Company announced the closing of the acquisition of WellutionTM, an Amazon.com Marketplace seller account (the “Brand”), American food supplements and cosmetics brand and trademark (the “Acquisition”). In connection with the Acquisition, the Company incorporated a new wholly owned Delaware subsidiary, SciSparc Nutraceuticals Inc. (“SNI”), to hold the new assets.

The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under generally accepted accounting principles. The Company reviewed the guidance under IFRS 3 for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand. Accordingly, the Company treated the transaction as an asset acquisition. On the closing date of the acquisition, the Company fully recognized the acquisition amount total of $4,861 as an intangible asset, to be amortized over a period of 10 years.

For the years ended December 31, 2023, 2024 and 2025, the Brand recorded significant losses. As of December 31, 2025, the Company has determined there are signs of decline in the value of the Brand and recognized a loss as a result of impairment to its intangible asset of $115 (as of December 31, 2024 - $1,344, as of December 31, 2023 - $1,042).

The table below summarizes the carrying value of the intangible asset:

Balance at January 1, 2023	$4,717
Loss on impairment of intangible asset	(1,042)
Amortization of intangible asset	(486)

Balance at December 31, 2023	$3,189
Loss on impairment of intangible asset	(1,344)
Amortization of intangible asset	(366)

Balance at December 31, 2024	$1,479

Loss on impairment of intangible asset	(115)
Amortization of intangible asset	(194)

Balance at December 31, 2025	$1,170